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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                            RIM SEMICONDUCTOR COMPANY

             (Exact name of registrant as specified in its charter)


             Utah                       000-21785               95-4545704
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                 305 NE 102ND AVE, SUITE 105, PORTLAND, OR 97220
          (Address of principal executive offices, including Zip Code)

                                 (503) 257-6700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

WILLENBERG EMPLOYMENT AGREEMENT
-------------------------------

Rim Semiconductor Company (the "Company") entered into an employment agreement (the "Agreement") with Ray Willenberg, Jr., dated as of March 1, 2006, pursuant to which he will continue to serve as Executive Vice President of the Company. The Agreement provides that Mr. Willenberg will serve as the Company's Executive Vice President until the earlier of (i) his death or Disability (as defined in the Employment Agreement); (ii) the termination of his employment by either party without cause; (iii) the termination of his employment with Cause (as defined in the Agreement), or (iv) March 3, 2008.

During Mr. Willenberg's employment, the Agreement provides for his nomination to the Company's Board of Directors (the "Board") and, if so elected, his appointment as chairman of the Board. Mr. Willenberg would resign from the Board upon the termination of his employment.

Under the Agreement, Mr. Willenberg will receive an annual base salary of $250,000.00. In addition, Mr. Willenberg shall be paid an amount equal to 2% of the total annual amount received by the Company in respect of the film "Step into Liquid" and, further, Mr. Willenberg has a right of first refusal to purchase the Company's interest in the film if the Company receives an offer to purchase such interest.

The Company considers Mr. Willenberg to have a material relationship with the Company by virtue of his service as an employee, officer, and director of the Company, and his ownership of stock, stock options, and a convertible promissory note issued by the Company (as more fully described below).

CONSULTING AGREEMENTS
---------------------

On March 8, 2006, the Company entered into a Consulting Agreement with Advisor Associates, Inc. ("Advisor Associates"), by which Advisor Associates agreed to perform consulting and related services over a two year period in exchange for the issuance by the Company of nine million restricted shares of the Company's common stock, three million of which the Company has agreed to include in its next registration statement on Form SB-2.

The Company considers Advisor Associates to have a material relationship with the Company by virtue of Advisor Associates' service as an consultant to the Company, and Advisor Associates' ownership of stock and warrants issued by the Company.

On March 7, 2006, the Company entered into separate Consulting Agreements with LF Technology Group, LLC ("LF Technology") and Starburst Innovations LLC ("Starburst"), by which each company agreed to perform consulting and related services in exchange for the issuance by the Company of one million restricted shares of the Company's common stock to each company.

The Company considers LF Technology and Starburst to have material relationships with the Company by virtue of each company's service as a consultant to the Company and ownership of stock issued by the Company.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

On February 24, 2006, pursuant to an agreement with the Charles R. Cono Trust (the "Cono Trust"), the Company issued 6,760,241 restricted shares of the Company's common stock in exchange for the return and cancellation of the promissory note payable to the Charles R. Cono Trust (the "Cono Note") originally dated July 17, 2002 and amended October 31, 2002. As of February 24, 2006, the outstanding amount of the Cono Note was $473,219.89.

The Company considers the Cono Trust to have a material relationship with the Company by virtue of the Cono Trust's ownership of stock issued by the Company.



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On February 24, 2006, pursuant to an agreement with the assignee (the
"Assignee") of five individual notes payable to Epic Events Trust, Ltd., Exodus Systems Trust, Ltd., Prospect Development Trust, Ltd., Pearl Street Investments Trust, Ltd., and Riviera Bay Holdings Trust, Ltd. (the "Trust Notes"), the Company issued 5,304,253 restricted shares of the Company's common stock in exchange for the return and cancellation of the Trust Notes originally dated June 29, 2000. As of February 24, 2006, the outstanding aggregate principal amount of the Trust Notes was $256,866.00, with interest payable as of that date of an additional $114,411.72.

The Company considers the Assignee to have a material relationship with the Company by virtue of the Assignee's ownership of stock issued by the Company.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On March 7, 2006, the Company issued a convertible promissory note in the principal amount of $301,196.55 (the "Note") to Ray Willenberg, Jr., the Company's Executive Vice President. The Note replaces a promissory note in the principal amount of $383,910.72 dated March 25, 2005, between the Company and Mr. Willenberg, which had a remaining balance due of $88,746.55, and also reflects additional amounts owed to Mr. Willenberg for deferred compensation.

The Note, which bears 8% interest, is due on the earlier of March 3, 2008 or the date on which Mr. Willenberg's employment is terminated by the Company.

The Note is convertible, at the option of Mr. Willenberg, into shares of the Company's common stock at a conversion price per share equal to the closing price of the common stock on the Over-the-Counter Bulletin Board on the date of conversion. Mr. Willenberg has certain registration rights set forth in the Note.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

10.1 Employment Agreement, dated as of March 1, 2006 between Rim Semiconductor Company and Ray Willenberg, Jr.*
10.2           Convertible Note issued to Ray Willenberg, Jr., dated March 7,
               2006
10.3 Consulting Agreement, dated as of March 7, 2006 between Rim Semiconductor Company and LF Technology Group, LLC
10.4 Consulting Agreement, dated as of March 7, 2006 between Rim Semiconductor Company and Starburst Innovations, LLC
10.5 Consulting Agreement, dated as of March 8, 2006 between Rim Semiconductor Company and Advisor Associates, Inc.


* denotes a management agreement or compensatory plan or arrangement.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RIM SEMICONDUCTOR COMPANY



Dated: March 15, 2006                By:  /s/ Brad Ketch
                                          -------------------------------------
                                          Brad Ketch
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

10.1 Employment Agreement, dated as of March 1, 2006 between Rim Semiconductor Company and Ray Willenberg, Jr.*
10.2           Convertible Note issued to Ray Willenberg, Jr., dated March 7,
               2006
10.3 Consulting Agreement, dated as of March 7, 2006 between Rim Semiconductor Company and LF Technology Group, LLC
10.4 Consulting Agreement, dated as of March 7, 2006 between Rim Semiconductor Company and Starburst Innovations, LLC
10.5 Consulting Agreement, dated as of March 8, 2006 between Rim Semiconductor Company and Advisor Associates, Inc.


* denotes a management agreement or compensatory plan or arrangement.